Exhibit 10.1

UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF WISCONSIN

625 MILWAUKEE, LLC and

AVIAD INVESTMENTS, INC.,

Plaintiffs,

V.	Case No. 06-C-727
Hon. Charles N. Clevert, Jr.

SWITCH & DATA FACILITIES COMPANY,

LLC and SWITCH & DATA FACILITIES

COMPANY, INC.

Defendants.

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SETTLEMENT AGREEMENT

The parties agree:

1. The above-captioned case shall be dismissed with prejudice, each party to bear its own costs and attorney fees. Each side agrees to pay equally its share of the mediation fee.

2. Within 20 days hereof Defendants Switch & Data Facilities Company, LLC and Switch & Data Facilities Company, Inc. shall pay to the Trust Account of Modesett Williams, PLLC, counsel for Plaintiffs 625 Milwaukee, LLC and Aviad Investments, Inc. the total amount of $850,000.00. Prior to the disbursement of the funds from the Trust Account, Plaintiffs will execute and deliver to Defendants’ counsel an appropriate general release from the named Plaintiffs in a form reasonably satisfactory to the parties. Defendants’ counsel will undertake the first draft of the release and dismissal documents. Plaintiffs agree to keep confidential the amount and terms of settlement and not to publicize same beyond the control group of the two Plaintiffs.

Done May 4, 2009 in Tampa, Florida.

/s/ Peter J. Grilli
Peter J. Grilli, Esquire
Florida Bar No. 237851
Mediator
Peter J. Grilli, P.A.
3001 West Azeele St.
Tampa, Florida 33609
813.874.1002 FAX: 813.874.1131

/s/ Reuben Taub
Representative for Plaintiff 625 Milwaukee, LLC and Aviad Investments, Inc.

/s/ Walter Williams
Counsel for Plaintiffs

/s/ John Thomas
Counsel for Plaintiffs

/s/ Clay Mynard
Representative for Defendants Switch & Data Facilities Company,
LLC and Switch and Data Facilities Company, Inc.

/s/ Peter J. Stone
Counsel for Defendants Switch & Data Facilities Company, LLC